Exhibit 10.24

Certain portions of this exhibit have been omitted in accordance with Item 601(b)(10) of Regulation S-K because the omitted information is not material and is the type that Ace Green treats as private or confidential. The redaction of such information is indicated by [***].

ADDITIONAL AGREEMENT

(On the amendment of License agreement dated December 27, 2024)

28.12.2024

ACE: AGR LICENSING INC., a company incorporated and registered in the State of Delaware, U.S.A. with company number 6460737 whose principal business address is 2700 Post Oak Blvd., Suite 2100, Houston, Texas 77056, U.S.A. (the “Licensor”) on one side, and

MEL METAL: MEL METAL LLC, a limited liability company incorporated and registered in Armenia with company registration number 271.110.1062990 whose registered office is at Apt 27, bld. 48/3, Leningradyan street, Ajapnyak, Yerevan, Armenia (the “Licensee”) on the other side, have concluded this additional agreement (Agreement) as follows:

1. The Parties acknowledge that on December 27, 2024, a License agreement was signed between them.

2. Under this Agreement, the Parties, by mutual agreement, amend clause 1.1.6 of the Schedule 2 of License agreement and set it out as follows:

“1.1.6 The Price for the Machinery shall comprise and be paid out to the Licensor in the following tranches:

(a) USD [***], which shall be in the form of a credit in the amount of the Deposit within [***] days after signing this Agreement;

(b) USD [***] for Detailed Engineering services payable within [***] days after signing this Agreement;

(c) USD [***] days after signing this Agreement or at completion of Detailed Engineering whichever is earlier.

(d) USD [***] days after signing this Agreement.

(e) USD [***] days after signing this Agreement.

(f) USD [***] for Logistics costs within [***] days of Licensor providing to the Licensee an email confirmation of readiness of Goods for shipment.

(g) USD [***], within [***] ([***]) days of the Commissioning of the Initial Modules and Equipment.

Licensor will issue invoices to the Licensee for payment of each of the tranches above (apart from the Deposit) once the respective milestone has been reached. Licensee shall be required to pay such invoices within [***] days of receipt.

1.1.7. The Licensor shall prepare the Machine for shipment within [***] ([***]) days after receiving the amounts set forth in subclauses (a) to (e) clause 1.1.6. of SCHEDULE 2 of this Agreement.”

3. This Agreement comes into force from the moment of its signing and is an integral part of the License agreement. The remaining provisions of the License agreement remain unchanged․

4. This Agreement is made up in English language of two copies having equal legal force. Each Party shall be given one copy of the Agreement.

AGR LICENSING INC. Director: Nishchay Chadha /s/ Nishchay Chadha	MEL METAL LLC Director: Gor Haytapetyan /s/ Gor Haytapetyan